Blue Owl Credit SLF LLC

Supplemental Financial Information (Unaudited) as of and for the period ended September 30, 2025

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)

Consolidated Statement of Assets and Liabilities
(Amounts in thousands)

	September 30, 2025	December 31, 2024 (1)
Assets
Investments at fair value (amortized cost of $2,155,658 and $1,162,056, respectively)	$2,149,879	$1,164,473
Cash	153,889	17,354
Due from investors	—	24
Receivable due on investments sold	12,755	11,365
Interest receivable	5,756	3,151
Total Assets	$2,322,279	$1,196,367
Liabilities
Debt (net of unamortized debt issuance costs of $8,785 and $1,572, respectively)	$1,567,440	$750,610
Payable for investments purchased	170,569	85,750
Interest payable	26,760	4,190
Distribution payable	15,670	6,451
Accrued expenses and other liabilities	1,219	555
Total Liabilities	1,781,658	847,556
Members’ Equity
Total Members’ Equity - Class A	540,621	348,811
Total Members’ Equity - Class B	—	—
Total Members' Equity	540,621	348,811
Total Liabilities and Members’ Equity	$2,322,279	$1,196,367

(1) The Company’s date of inception was May 6, 2024.

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Statement of Operations
(Amounts in thousands)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2025	2024	2025	2024 (1)
Investment Income
Investment Income	$38,037	$556	$93,154	$556
Total Investment Income	38,037	556	93,154	556
Operating Expenses
Interest expense	21,722	458	52,689	528
Professional fees (2)	629	144	1,802	144
Total Operating Expenses	22,351	602	54,491	672
Net Investment Income (Loss)	$15,686	$(46)	$38,663	$(116)
Net Realized and Change in Unrealized Gain (Loss)
Net change in unrealized gain (loss) on investments	(2,322)	96	(8,196)	96
Net realized gain (loss) on investments	(23)	8	(933)	8
Total Net Realized and Change in Unrealized Gain (Loss) on Investments	(2,345)	104	(9,129)	104
Net Increase (Decrease) in Members' Equity Resulting from Operations	$13,341	$58	$29,534	$(12)
Total Net Increase (Decrease) in Members’ Equity Resulting from Operations - Class A	$13,341	$58	$29,534	$(12)

(1) The Company’s date of inception was May 6, 2024.
(2) As a result of changes in presentations, certain prior year amounts have been reclassified to conform to the current presentation. These reclassifications had no effect on the reported results of operations.

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Schedule of Investments
As of September 30, 2025
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(10)
Debt Investments
Advertising and media
Outfront Media Capital LLC(6)	First lien senior secured loan	S +	2.00%	—%	09/2032	$3,900	$3,895	$3,897
Project Boost Purchaser, LLC (dba J.D. Power)(6)	First lien senior secured loan	S +	2.75%	—%	07/2031	19,253	19,259	19,193
							23,154	23,090	4.3%
Aerospace and defense
Amentum Government Services Holdings LLC(5)	First lien senior secured loan	S +	2.25%	—%	09/2031	3,419	3,412	3,415
American Airlines, Inc.(6)	First lien senior secured loan	S +	1.75%	—%	01/2027	658	656	655
American Airlines, Inc.(6)	First lien senior secured loan	S +	2.25%	—%	02/2028	360	356	359
American Airlines, Inc.(6)	First lien senior secured loan	S +	3.25%	—%	05/2032	3,815	3,777	3,829
Arcline FM Holdings LLC(6)	First lien senior secured loan	S +	2.75%	—%	06/2030	750	749	749
Arcline FM Holdings LLC(7)	First lien senior secured loan	S +	3.50%	—%	06/2030	5,875	5,875	5,870
Avolon TLB Borrower 1 (US) LLC(5)	First lien senior secured loan	S +	1.75%	—%	06/2030	11,344	11,338	11,346
Bleriot US Bidco Inc.(6)	First lien senior secured loan	S +	2.50%	—%	10/2030	23,760	23,760	23,753
Brown Group Holdings, LLC(5)	First lien senior secured loan	S +	2.50%	—%	07/2031	499	499	499
Brown Group Holdings, LLC(5)	First lien senior secured loan	S +	2.75%	—%	07/2031	10,008	9,990	10,023
Dynasty Acquisition Co., Inc. (dba StandardAero Limited)(5)	First lien senior secured loan	S +	2.00%	—%	10/2031	10,421	10,415	10,421
Kaman Corporation(6)	First lien senior secured loan	S +	2.50%	—%	02/2032	10,914	10,903	10,872
KBR, Inc(5)	First lien senior secured loan	S +	2.00%	—%	01/2031	992	995	993
Signia Aerospace LLC(5)	First lien senior secured loan	S +	2.75%	—%	12/2031	12,339	12,339	12,339
Transdigm Inc.(6)	First lien senior secured loan	S +	2.25%	—%	03/2030	497	497	497
Transdigm Inc.(6)	First lien senior secured loan	S +	2.50%	—%	01/2032	9,900	9,880	9,893
Transdigm Inc.(6)	First lien senior secured loan	S +	2.50%	—%	08/2032	9,613	9,589	9,601
United Airlines, Inc.(6)	First lien senior secured loan	S +	2.00%	—%	02/2031	992	993	994
							116,023	116,108	21.5%
Automotive services
Belron Finance US LLC(6)	First lien senior secured loan	S +	2.50%	—%	10/2031	7,920	7,920	7,955
Mavis Tire Express Services Topco Corp.(6)	First lien senior secured loan	S +	3.00%	—%	05/2028	2,852	2,852	2,851
Mister Car Wash Holdings, Inc.(5)	First lien senior secured loan	S +	2.50%	—%	03/2031	709	709	709
VALVOLINE INC(6)	First lien senior secured loan	S +	2.00%	—%	03/2032	3,419	3,402	3,429
Wand Newco 3, Inc. (dba Caliber )(5)	First lien senior secured loan	S +	2.50%	—%	01/2031	4,754	4,754	4,735
							19,637	19,679	3.6%
Buildings and real estate
American Residential Services, LLC(6)	First lien senior secured loan	S +	2.75%	—%	02/2032	4,930	4,923	4,908
ARCOSA INC(5)	First lien senior secured loan	S +	2.00%	—%	10/2031	2,556	2,556	2,567
Beacon Roofing Supply, Inc. (dba QXO)(5)	First lien senior secured loan	S +	3.00%	—%	04/2032	3,360	3,327	3,385
Construction Partners, Inc.(5)	First lien senior secured loan	S +	2.50%	—%	11/2031	1,985	1,981	1,989
Cushman & Wakefield U.S. Borrower, LLC(5)	First lien senior secured loan	S +	2.75%	—%	01/2030	475	475	476
Hunter Douglas Inc(6)	First lien senior secured loan	S +	3.25%	—%	01/2032	2,759	2,731	2,759
Knife River Corporation(6)	First lien senior secured loan	S +	2.00%	—%	03/2032	1,331	1,327	1,332
MIWD Holdco II LLC(5)	First lien senior secured loan	S +	2.75%	—%	03/2031	2,785	2,785	2,793
Park River Holdings, Inc(6)	First lien senior secured loan	S +	4.50%	—%	03/2031	10,426	10,270	10,424
Quikrete Holdings, Inc.(5)	First lien senior secured loan	S +	2.25%	—%	03/2029	496	493	497
Quikrete Holdings, Inc.(5)	First lien senior secured loan	S +	2.25%	—%	02/2032	7,405	7,392	7,400

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Schedule of Investments
As of September 30, 2025
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(10)
Starwood Property Mortgage, L.L.C(6)	First lien senior secured loan	S +	1.75%	—%	11/2027	1,789	1,785	1,785
Starwood Property Mortgage, L.L.C(5)	First lien senior secured loan	S +	2.25%	—%	09/2032	3,878	3,873	3,880
							43,918	44,195	8.1%
Business services
Boxer Parent Company Inc. (f/k/a BMC)(6)	First lien senior secured loan	S +	3.00%	—%	07/2031	18,797	18,633	18,756
BrightView Landscapes, LLC(6)	First lien senior secured loan	S +	2.00%	—%	04/2029	4,500	4,509	4,482
CCC Intelligent Solutions Inc(5)	First lien senior secured loan	S +	2.00%	—%	01/2032	761	761	760
CE Intermediate I, LLC (dba Clubessential)(6)	First lien senior secured loan	S +	3.00%	—%	02/2032	2,729	2,730	2,730
ConnectWise, LLC(6)	First lien senior secured loan	S +	3.50%	—%	09/2028	17,848	17,858	17,868
CoolSys, Inc.(6)	First lien senior secured loan	S +	4.75%	—%	08/2028	14,846	14,671	13,084
IDEMIA Group SAS(6)	First lien senior secured loan	S +	4.25%	—%	09/2028	2,781	2,802	2,778
IGT Holding IV AB (dba IFS)(6)	First lien senior secured loan	S +	3.50%	—%	04/2032	1,290	1,290	1,297
Kaseya Inc.(5)	First lien senior secured loan	S +	3.25%	—%	03/2032	7,611	7,576	7,617
Madison Safety & Flow LLC(5)	First lien senior secured loan	S +	2.75%	—%	09/2031	2,068	2,068	2,069
MKS Instruments, Inc.(5)	First lien senior secured loan	S +	2.00%	—%	08/2029	227	228	227
NVENT ELEC PUB LTD CO (dba Nvent Thermal LLC)(5)	First lien senior secured loan	S +	3.00%	—%	01/2032	14,000	13,937	14,048
PINNACLE BUYER, LLC(6)	First lien senior secured loan	S +	2.50%	—%	09/2032	17,271	17,228	17,293
Plano HoldCo, Inc. (dba Perficient)(6)(9)	First lien senior secured loan	S +	3.50%	—%	10/2031	5,970	5,948	5,821
Plusgrade Inc.(6)(9)	First lien senior secured loan	S +	3.50%	—%	03/2031	9,283	9,283	9,283
Red Planet Borrower, LLC (dba Liftoff Mobile)(5)	First lien senior secured loan	S +	4.00%	—%	08/2032	16,232	16,072	15,774
Shift4 Payments, LLC(6)	First lien senior secured loan	S +	2.75%	—%	06/2032	8,632	8,612	8,693
Tecta America Corp.(5)	First lien senior secured loan	S +	3.00%	—%	02/2032	9,564	9,541	9,591
Vestis Corp(6)	First lien senior secured loan	S +	2.25%	—%	02/2031	1,026	985	963
VM Consolidated, Inc.(5)	First lien senior secured loan	S +	2.25%	—%	03/2028	2,039	2,044	2,041
XPLOR T1, LLC(6)(9)	First lien senior secured loan	S +	3.50%	—%	06/2031	9,900	9,900	9,875
							166,676	165,050	30.4%
Chemicals
Advancion Holdings, LLC (fka Aruba Investments Holdings, LLC)(5)	First lien senior secured loan	S +	4.00%	—%	11/2027	17,377	17,377	16,864
Axalta Coating Systems US Holdings INC(6)	First lien senior secured loan	S +	1.75%	—%	12/2029	987	990	990
Derby Buyer LLC (dba Delrin)(5)	First lien senior secured loan	S +	3.00%	—%	11/2030	9,851	9,850	9,860
Entegris, Inc.(6)	First lien senior secured loan	S +	1.75%	—%	07/2029	800	802	805
FORMULATIONS PARENT CORPORATION (dba Chase Corporation)(6)(9)	First lien senior secured loan	S +	4.00%	—%	04/2032	2,359	2,337	2,365
Ineos US Finance LLC(5)	First lien senior secured loan	S +	3.25%	—%	02/2030	3,970	3,894	3,583
Nouryon Finance B.V.(5)	First lien senior secured loan	S +	3.25%	—%	04/2028	6,936	6,886	6,940
Potters(5)	First lien senior secured loan	S +	3.00%	—%	12/2027	4,471	4,481	4,482
Windsor Holdings III LLC(5)	First lien senior secured loan	S +	2.75%	—%	08/2030	6,960	6,769	6,960
							53,386	52,849	9.7%
Consumer products
ACP Tara Holdings, Inc. (dba Arcadia)(5)(9)	First lien senior secured loan	S +	3.25%	—%	09/2032	15,554	15,515	15,515
ASGN Incorporated(5)	First lien senior secured loan	S +	1.75%	—%	08/2030	496	501	498
BEP Intermediate Holdco, LLC (dba Buyers Edge Platform)(5)	First lien senior secured loan	S +	2.75%	—%	04/2031	7,350	7,350	7,364
HomeServe USA Holding Corp.(5)	First lien senior secured loan	S +	2.00%	—%	10/2030	3,985	3,971	3,972
Novelis Inc(6)	First lien senior secured loan	S +	1.75%	—%	03/2032	4,621	4,621	4,628
							31,958	31,977	6.0%

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Schedule of Investments
As of September 30, 2025
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(10)
Containers and packaging
Anchor Packaging, LLC(5)	First lien senior secured loan	S +	3.25%	—%	07/2029	6,962	6,922	6,995
Berlin Packaging(5)	First lien senior secured loan	S +	3.25%	—%	06/2031	6,979	6,962	6,996
Charter NEX US, Inc.(5)	First lien senior secured loan	S +	2.75%	—%	11/2030	4,227	4,189	4,239
Clydesdale Acquisition Holdings, Inc. (dba Novolex)(5)	First lien senior secured loan	S +	3.25%	—%	03/2032	14,233	14,132	14,207
Plastipak Holdings Inc(6)	First lien senior secured loan	S +	2.50%	—%	09/2032	22,564	22,451	22,550
Pregis Topco LLC(5)	First lien senior secured loan	S +	4.00%	—%	02/2029	4,873	4,863	4,904
ProAmpac PG Borrower LLC(6)	First lien senior secured loan	S +	4.00%	—%	09/2028	8,215	8,199	8,234
Ring Container Technologies Group, LLC(6)	First lien senior secured loan	S +	2.50%	—%	09/2032	17,120	17,077	17,086
SupplyOne, Inc.(5)	First lien senior secured loan	S +	3.50%	—%	04/2031	13,210	13,210	13,254
Tricorbraun Holdings, Inc.(5)	First lien senior secured loan	S +	3.25%	—%	03/2028	20,713	20,534	20,593
							118,539	119,058	22.1%
Distribution
AI Aqua Merger Sub, Inc. (dba Culligan)(5)	First lien senior secured loan	S +	3.00%	—%	07/2028	11,747	11,614	11,768
Avient Corporation(6)	First lien senior secured loan	S +	1.75%	—%	08/2029	3,681	3,698	3,692
BCPE Empire Holdings, Inc. (dba Imperial-Dade)(5)	First lien senior secured loan	S +	3.25%	—%	12/2030	17,865	17,865	17,829
Dealer Tire Financial, LLC(5)	First lien senior secured loan	S +	3.00%	—%	07/2031	21,977	21,976	21,849
Foundation Building Materials, Inc.(6)	First lien senior secured loan	S +	3.25%	—%	01/2028	3,021	2,936	3,022
Foundation Building Materials, Inc.(6)	First lien senior secured loan	S +	4.00%	—%	01/2031	4,082	4,043	4,087
Foundation Building Materials, Inc.(8)	First lien senior secured loan	S +	4.25%	—%	01/2031	2,779	2,698	2,790
Paint Intermediate III LLC (dba Wesco Group)(6)	First lien senior secured loan	S +	3.00%	—%	10/2031	11,940	11,888	11,910
White Cap Supply Holdings, LLC(5)	First lien senior secured loan	S +	3.25%	—%	10/2029	2,904	2,893	2,904
							79,611	79,851	14.8%
Education
Ellucian Holdings Inc. (f/k/a Sophia, L.P.)(5)	First lien senior secured loan	S +	2.75%	—%	10/2029	16,144	16,144	16,135
Renaissance Learning, Inc.(5)	First lien senior secured loan	S +	4.00%	—%	04/2030	5,150	4,980	4,447
Spring Education Group, Inc. (fka SSH Group Holdings, Inc.)(6)	First lien senior secured loan	S +	3.25%	—%	10/2030	13,882	13,882	13,914
							35,006	34,496	6.4%
Energy equipment and services
AZZ Inc.(5)	First lien senior secured loan	S +	1.75%	—%	05/2029	3,014	3,029	3,023
Brookfield WEC Holdings Inc.(5)	First lien senior secured loan	S +	2.25%	—%	01/2031	4,055	4,055	4,056
Calpine Construction Finance Company(5)	First lien senior secured loan	S +	2.00%	—%	07/2030	3,000	2,988	3,000
Calpine Corporation(5)	First lien senior secured loan	S +	1.75%	—%	01/2031	1,500	1,499	1,498
Calpine Corporation(5)	First lien senior secured loan	S +	1.75%	—%	02/2032	4,000	3,989	3,995
Centuri Group Inc(5)	First lien senior secured loan	S +	2.25%	—%	07/2032	6,267	6,252	6,285
Fleet U.S. Bidco Inc.(7)(9)	First lien senior secured loan	S +	2.50%	—%	02/2031	8,417	8,419	8,417
Pike Corp.(5)	First lien senior secured loan	S +	3.00%	—%	01/2028	5,370	5,404	5,396
							35,635	35,670	6.8%
Financial services
AllSpring Buyer(6)	First lien senior secured loan	S +	2.75%	—%	11/2030	1,915	1,910	1,917
Ascensus Holdings, Inc.(5)	First lien senior secured loan	S +	3.00%	—%	08/2028	3,995	3,999	3,989
BCPE Pequod Buyer, Inc. (dba Envestnet)(5)	First lien senior secured loan	S +	3.00%	—%	11/2031	14,773	14,773	14,793
Boost Newco Borrower, LLC (dba WorldPay)(6)	First lien senior secured loan	S +	2.00%	—%	01/2031	6,965	6,848	6,968
Chrysaor Bidco s.à r.l. (dba AlterDomus)(6)	First lien senior secured loan	S +	3.00%	—%	05/2031	3,239	3,235	3,251
Citadel Securities, LP(5)	First lien senior secured loan	S +	2.00%	—%	10/2031	7,217	7,217	7,228
Citco Funding LLC(7)	First lien senior secured loan	S +	2.75%	—%	04/2028	1,985	1,994	1,989

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Schedule of Investments
As of September 30, 2025
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(10)
Citrin Cooperman Advisors LLC(6)	First lien senior secured loan	S +	3.00%	—%	04/2032	4,517	4,495	4,493
Cohnreznick Advisory LLC(6)	First lien senior secured loan	S +	3.50%	—%	03/2032	5,981	5,957	5,985
Creative Planning, LLC(5)	First lien senior secured loan	S +	2.00%	—%	05/2031	4,747	4,712	4,741
First Eagle Holdings, Inc.(6)	First lien senior secured loan	S +	3.50%	—%	06/2032	9,144	8,998	9,046
Focus Financial Partners, LLC(5)	First lien senior secured loan	S +	2.75%	—%	09/2031	16,104	16,048	16,105
Grant Thornton Advisors LLC(5)	First lien senior secured loan	S +	2.50%	—%	06/2031	3,290	3,269	3,268
Grant Thornton Advisors LLC(5)	First lien senior secured loan	S +	3.00%	—%	06/2031	2,251	2,224	2,246
Guggenheim Partners Investment Management Holdings, LLC(6)	First lien senior secured loan	S +	2.50%	—%	11/2031	5,955	5,943	5,972
Kestra Advisor Services Holdings A Inc(5)	First lien senior secured loan	S +	3.00%	—%	03/2031	3,639	3,639	3,640
MARINER WEALTH ADVISORS, LLC(6)	First lien senior secured loan	S +	2.50%	—%	12/2030	4,904	4,892	4,911
OneDigital Borrower LLC(5)	First lien senior secured loan	S +	3.00%	—%	07/2031	10,513	10,513	10,501
Orion Advisor Solutions Inc(6)	First lien senior secured loan	S +	3.25%	—%	09/2030	7,250	7,250	7,262
Orion US Finco Inc. (dba OSTTRA)(5)	First lien senior secured loan	S +	3.50%	—%	05/2032	3,095	3,080	3,111
PPI Holding US INC. (dba Nuvei)(5)	First lien senior secured loan	S +	2.75%	—%	11/2031	15,503	15,503	15,496
Pushpay USA Inc(7)(9)	First lien senior secured loan	S +	3.75%	—%	08/2031	5,772	5,772	5,787
Saphilux S.a.r.L. (dba IQ-EQ)(6)	First lien senior secured loan	S +	3.00%	—%	07/2028	19,523	19,523	19,578
TMF Sapphire Bidco B.V.(6)	First lien senior secured loan	S +	2.75%	—%	05/2028	2,237	2,234	2,233
Victory Capital Holdings Inc(6)	First lien senior secured loan	S +	2.00%	—%	09/2032	7,107	7,098	7,094
							171,126	171,604	31.7%
Food and beverage
1011778 BC / NEW RED FIN (dba Restaurant Brands)(5)	First lien senior secured loan	S +	1.75%	—%	09/2030	1,987	1,979	1,979
Aramark Services, Inc.(5)	First lien senior secured loan	S +	2.00%	—%	06/2030	5,981	5,981	5,987
Aspire Bakeries Holdings, LLC(5)	First lien senior secured loan	S +	3.50%	—%	12/2030	4,219	4,219	4,231
Balrog Acquisition, Inc. (dba Bakemark)(5)	First lien senior secured loan	S +	4.00%	—%	09/2028	15,090	15,126	14,411
Fiesta Purchaser, Inc. (dba Shearer's Foods)(5)	First lien senior secured loan	S +	2.75%	—%	02/2031	14,324	14,324	14,287
FRONERI US INC(7)	First lien senior secured loan	S +	2.00%	—%	09/2031	3,980	3,971	3,948
FRONERI US INC(6)	First lien senior secured loan	S +	2.50%	—%	08/2032	14,416	14,380	14,377
IRB Holding Corp (dba Inspire Brands, Inc.)(5)	First lien senior secured loan	S +	2.50%	—%	12/2027	4,195	4,165	4,196
Pegasus BidCo B.V.(6)	First lien senior secured loan	S +	2.75%	—%	07/2029	7,456	7,456	7,475
Red SPV, LLC(5)	First lien senior secured loan	S +	2.25%	—%	03/2032	9,500	9,455	9,478
Savor Acquisition, Inc. (dba Sauer Brands)(5)	First lien senior secured loan	S +	3.00%	—%	02/2032	5,244	5,224	5,272
Simply Good Foods USA, Inc.(5)	First lien senior secured loan	S +	2.00%	—%	03/2027	4,148	4,176	4,154
Utz Quality Foods, LLC(5)	First lien senior secured loan	S +	2.50%	—%	01/2032	2,550	2,550	2,549
Whatabrands LLC (dba Whataburger Restaurants LLC)(5)	First lien senior secured loan	S +	2.50%	—%	08/2028	7,380	7,343	7,384
							100,349	99,728	18.7%
Healthcare equipment and services
Agiliti Health(6)	First lien senior secured loan	S +	3.00%	—%	05/2030	992	965	949
Azalea TopCo, Inc. (dba Press Ganey)(5)	First lien senior secured loan	S +	3.00%	—%	04/2031	7,373	7,383	7,350
Confluent Medical Technologies, Inc.(6)(9)	First lien senior secured loan	S +	3.00%	—%	02/2029	9,739	9,739	9,787
Curium BidCo S.A.R.L (dba Curium Pharma)(6)	First lien senior secured loan	S +	3.00%	—%	08/2031	10,465	10,420	10,453
Global Medical Response, Inc(5)	First lien senior secured loan	S +	3.50%	—%	10/2032	12,642	12,611	12,644
Medline Borrower, LP(5)	First lien senior secured loan	S +	2.00%	—%	10/2030	17,771	17,750	17,760
Resonetics, LLC(6)	First lien senior secured loan	S +	2.75%	—%	06/2031	18,005	18,005	17,979
Sharp Services LLC(6)(9)	First lien senior secured loan	S +	3.00%	—%	09/2032	2,217	2,206	2,217
Zest Acquisition Corp.(6)(9)	First lien senior secured loan	S +	5.25%	—%	02/2028	992	999	995
							80,078	80,134	14.8%

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Schedule of Investments
As of September 30, 2025
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(10)
Healthcare providers and services
CHG Healthcare Services, Inc.(6)	First lien senior secured loan	S +	2.75%	—%	09/2028	3,224	3,225	3,224
CHG PPC Parent LLC(5)	First lien senior secured loan	S +	3.00%	—%	12/2028	4,204	4,192	4,206
Concentra(5)	First lien senior secured loan	S +	2.00%	—%	07/2031	1,493	1,499	1,497
Confluent Health, LLC(5)(9)	First lien senior secured loan	S +	4.00%	—%	11/2028	13,382	13,194	12,512
Covetrus, Inc.(6)	First lien senior secured loan	S +	5.00%	—%	10/2029	16,017	15,379	14,255
Electron Bidco Inc (dba ExamWorks)(5)	First lien senior secured loan	S +	2.75%	—%	11/2028	1,990	1,990	1,993
Inizio Group Limited (dba UDG Healthcare)(6)(9)	First lien senior secured loan	S +	4.25%	—%	08/2028	3,300	3,246	3,275
LSCS Holdings, Inc.(6)	First lien senior secured loan	S +	4.50%	—%	03/2032	12,931	12,867	12,710
Onex TSG Intermediate Corp.(6)	First lien senior secured loan	S +	3.75%	—%	08/2032	7,263	7,227	7,294
Option Care Health, Inc(5)	First lien senior secured loan	S +	1.75%	—%	09/2032	3,113	3,105	3,108
Pacific Dental Services, LLC(5)	First lien senior secured loan	S +	2.50%	—%	03/2031	4,780	4,780	4,774
Phoenix Guarantor Inc(5)	First lien senior secured loan	S +	2.50%	—%	02/2031	744	744	744
Phoenix Newco, Inc. (dba Parexel)(5)	First lien senior secured loan	S +	2.50%	—%	11/2028	22,265	22,262	22,277
Select Medical Corp.(5)	First lien senior secured loan	S +	2.00%	—%	12/2031	3,574	3,572	3,576
Soliant Lower Intermediate, LLC (dba Soliant)(7)	First lien senior secured loan	S +	3.75%	—%	07/2031	9,587	9,655	9,060
Surgery Center Holdings, Inc.(5)	First lien senior secured loan	S +	2.50%	—%	12/2030	3,673	3,664	3,674
WCG Intermediate Corp. (f/k/a Da Vinci Purchaser Corp.) (dba WCG)(5)	First lien senior secured loan	S +	3.00%	—%	02/2032	7,477	7,443	7,411
							118,044	115,590	21.5%
Healthcare technology
Athenahealth Group Inc.(5)	First lien senior secured loan	S +	2.75%	—%	02/2029	12,335	12,330	12,304
Bracket Intermediate Holding Corp.(5)	First lien senior secured loan	S +	4.25%	—%	05/2028	19,443	19,443	19,532
Certara(6)	First lien senior secured loan	S +	3.00%	—%	06/2031	496	498	497
Cotiviti, Inc.(5)	First lien senior secured loan	S +	2.75%	—%	03/2032	4,452	4,409	4,366
Cotiviti, Inc.(5)	First lien senior secured loan	S +	2.75%	—%	05/2031	5,481	5,443	5,379
Ensemble RCM, LLC(6)	First lien senior secured loan	S +	3.00%	—%	08/2029	12,305	12,288	12,331
Imprivata, Inc.(6)	First lien senior secured loan	S +	3.00%	—%	12/2027	15,052	15,075	15,103
IQVIA, Inc.(6)	First lien senior secured loan	S +	1.75%	—%	01/2031	1,990	1,999	1,999
PointClickCare Technologies, Inc.(6)	First lien senior secured loan	S +	2.75%	—%	11/2031	19,919	19,919	19,930
Project Ruby Ultimate Parent Corp. (dba Wellsky)(5)	First lien senior secured loan	S +	2.75%	—%	03/2028	19,612	19,612	19,616
Radnet Management, Inc.(6)	First lien senior secured loan	S +	2.25%	—%	04/2031	997	1,001	997
Raven Acquisition Holdings, LLC (dba R1 RCM)(5)	First lien senior secured loan	S +	3.00%	—%	11/2031	9,279	9,240	9,273
Southern Veterinary Partners, LLC(6)	First lien senior secured loan	S +	2.50%	—%	12/2031	27,257	27,257	27,194
Waystar Technologies, Inc. (F/K/A Navicure, Inc.)(5)	First lien senior secured loan	S +	2.00%	—%	10/2029	4,732	4,732	4,730
Zelis Cost Management Buyer, Inc.(5)	First lien senior secured loan	S +	3.25%	—%	11/2031	11,488	11,440	11,483
							164,686	164,734	30.5%
Household products
Energizer Holdings, Inc.(5)	First lien senior secured loan	S +	2.00%	—%	03/2032	998	995	997
Samsonite International S.A.(5)	First lien senior secured loan	S +	2.00%	—%	06/2030	2,980	2,991	2,982
							3,986	3,979	0.8%
Human resource support services
AQ Carver Buyer, Inc. (dba CoAdvantage)(6)	First lien senior secured loan	S +	5.50%	—%	08/2029	1,985	1,991	1,886
iSolved, Inc.(5)	First lien senior secured loan	S +	2.75%	—%	10/2030	16,613	16,611	16,647
UKG Inc. (dba Ultimate Software)(6)	First lien senior secured loan	S +	2.50%	—%	02/2031	17,399	17,399	17,376
							36,001	35,909	6.6%

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Schedule of Investments
As of September 30, 2025
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(10)
Infrastructure and environmental services
ASP ACUREN HOLDINGS, INC.(5)	First lien senior secured loan	S +	2.75%	—%	07/2031	8,479	8,479	8,485
Clean Harbors Inc(6)	First lien senior secured loan	S +	1.50%	—%	09/2032	3,022	3,022	3,026
Geosyntec Consultants, Inc.(6)	First lien senior secured loan	S +	3.00%	—%	07/2031	10,457	10,457	10,457
GFL Environmental Services Inc.(6)	First lien senior secured loan	S +	2.50%	—%	03/2032	5,526	5,524	5,519
							27,482	27,487	5.1%
Insurance
Acrisure, LLC(5)	First lien senior secured loan	S +	3.00%	—%	11/2030	7,944	7,944	7,921
Acrisure, LLC(5)	First lien senior secured loan	S +	3.25%	—%	11/2032	1,928	1,923	1,924
Alera Group, Inc.(5)	First lien senior secured loan	S +	3.25%	—%	05/2032	27,117	26,987	27,206
Alliant Holdings Intermediate LLC(5)	First lien senior secured loan	S +	2.50%	—%	09/2031	5,986	5,986	5,968
AmWINS Group, Inc.(6)	First lien senior secured loan	S +	2.25%	—%	01/2032	16,043	15,970	16,031
Ardonagh Midco 3 PLC(6)	First lien senior secured loan	S +	2.75%	—%	02/2031	12,645	12,614	12,572
Asurion, LLC(5)	First lien senior secured loan	S +	4.25%	—%	08/2028	7,732	7,708	7,754
Broadstreet Partners, Inc.(5)	First lien senior secured loan	S +	2.75%	—%	06/2031	12,084	12,084	12,093
CFC USA 2025 LLC (dba CFC Insurance)(6)(9)	First lien senior secured loan	S +	3.75%	—%	07/2032	6,419	6,356	6,114
Hub International(6)	First lien senior secured loan	S +	2.25%	—%	06/2030	3,486	3,486	3,490
Hyperion Refinance S.à r.l (dba Howden Group)(5)	First lien senior secured loan	S +	3.50%	—%	04/2030	18,736	18,778	18,719
Hyperion Refinance S.à r.l (dba Howden Group)(5)	First lien senior secured loan	S +	2.75%	—%	02/2031	3,524	3,524	3,523
IMA Financial Group, Inc.(5)	First lien senior secured loan	S +	3.00%	—%	11/2028	6,030	6,008	6,030
Mitchell International, Inc.(5)	First lien senior secured loan	S +	3.25%	—%	06/2031	9,900	9,855	9,885
Ryan Specialty Group LLC(5)	First lien senior secured loan	S +	2.00%	—%	09/2031	747	751	747
Summit Acquisition Inc. (dba K2 Insurance Services)(5)	First lien senior secured loan	S +	3.50%	—%	10/2031	3,747	3,747	3,758
Trucordia Insurance Holdings, LLC(5)	First lien senior secured loan	S +	3.25%	—%	06/2032	25,000	24,939	25,033
Truist Insurance Holdings, LLC(6)	First lien senior secured loan	S +	2.75%	—%	05/2031	7,673	7,670	7,661
USI, Inc.(6)	First lien senior secured loan	S +	2.25%	—%	09/2030	1,015	1,015	1,013
							177,345	177,442	32.7%
Internet software and services
Avalara, Inc.(6)	First lien senior secured loan	S +	3.25%	—%	03/2032	17,233	17,233	17,228
Cloud Software Group, Inc.(6)	First lien senior secured loan	S +	3.25%	—%	03/2031	4,975	4,975	4,992
Cloud Software Group, Inc.(6)	First lien senior secured loan	S +	3.25%	—%	08/2032	8,806	8,806	8,832
Clover Holdings 2, LLC (dba Cohesity)(5)	First lien senior secured loan	S +	3.75%	—%	12/2031	19,594	19,387	19,588
Dayforce Inc(6)(9)	First lien senior secured loan	S +	2.00%	—%	03/2031	1,985	1,986	1,985
Delta TopCo, Inc. (dba Infoblox, Inc.)(5)	First lien senior secured loan	S +	2.75%	—%	11/2029	21,842	21,699	21,575
Epicor(5)	First lien senior secured loan	S +	2.50%	—%	05/2031	744	747	745
Gen Digital Inc(5)	First lien senior secured loan	S +	1.75%	—%	04/2032	3,316	3,300	3,301
Genesys Cloud Services, Inc.(5)	First lien senior secured loan	S +	2.50%	—%	01/2032	14,159	14,127	14,055
Informatica LLC(5)	First lien senior secured loan	S +	2.25%	—%	10/2028	193	193	193
Javelin Buyer, Inc. (dba JAGGAER)(6)	First lien senior secured loan	S +	2.75%	—%	12/2031	2,736	2,736	2,732
KnowBe4, Inc.(6)	First lien senior secured loan	S +	3.75%	—%	07/2032	15,707	15,697	15,707
McAfee Corp.(5)	First lien senior secured loan	S +	3.00%	—%	03/2029	4,256	4,236	4,057
MeridianLink, Inc.(5)	First lien senior secured loan	S +	2.50%	—%	11/2028	2,982	2,986	2,979
Project Alpha Intermediate Holding, Inc. (dba Qlik)(6)	First lien senior secured loan	S +	3.25%	—%	10/2030	7,107	7,090	7,123
Proofpoint, Inc.(5)	First lien senior secured loan	S +	3.00%	—%	08/2028	21,435	21,331	21,491
Quartz Acquireco, LLC (dba Qualtrics)(6)	First lien senior secured loan	S +	2.25%	—%	06/2030	496	495	494

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Schedule of Investments
As of September 30, 2025
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(10)
Sedgwick Claims Management Services, Inc.(5)	First lien senior secured loan	S +	2.50%	—%	07/2031	22,063	22,057	22,028
SONICWALL US Holdings, Inc.(6)	First lien senior secured loan	S +	5.00%	—%	05/2028	2,980	2,962	2,831
Sophos Holdings, LLC(5)	First lien senior secured loan	S +	3.50%	—%	03/2027	11,855	11,841	11,863
SS&C(5)	First lien senior secured loan	S +	2.00%	—%	05/2031	2,738	2,747	2,744
Starlight Parent, LLC (dba SolarWinds)(6)	First lien senior secured loan	S +	4.00%	—%	03/2032	9,320	9,054	9,134
Storable, Inc.(5)	First lien senior secured loan	S +	3.25%	—%	04/2031	16,613	16,611	16,644
UST Holdings, Ltd.(5)(9)	First lien senior secured loan	S +	3.00%	—%	11/2028	5,943	5,955	5,884
VERDE PURCHASER LLC (dba Veritiv Corp)(6)	First lien senior secured loan	S +	4.00%	—%	11/2030	10,573	10,554	10,452
Vertiv Group Corp.(5)	First lien senior secured loan	S +	1.75%	—%	08/2032	4,000	4,000	4,004
VIAVI SOLUTIONS INC(6)	First lien senior secured loan	S +	2.50%	—%	06/2032	6,306	6,290	6,314
VIRTUSA CORPORATION(5)	First lien senior secured loan	S +	3.25%	—%	02/2029	2,378	2,386	2,346
VS Buyer LLC (dba Veeam Software)(6)	First lien senior secured loan	S +	2.25%	—%	04/2031	5,945	5,945	5,928
Webpros Luxembourg Sarl(5)	First lien senior secured loan	S +	3.75%	—%	03/2031	2,287	2,307	2,291
							249,733	249,540	46.1%
Investment funds and vehicles
Grosvenor(5)	First lien senior secured loan	S +	2.25%	—%	02/2030	547	548	547
							548	547	0.1%
Leisure and entertainment
Cedar Fair, L.P. (dba Six Flags Entertainment Corp)(5)	First lien senior secured loan	S +	2.00%	—%	05/2031	3,685	3,676	3,659
Delta 2 (Lux) SARL (dba Formula One)(6)	First lien senior secured loan	S +	2.00%	—%	09/2031	2,000	2,008	1,999
GBT US III LLC (dba Global Business Travel Group, Inc.)(6)	First lien senior secured loan	S +	2.50%	—%	07/2031	4,726	4,695	4,734
WMG Acquisition Corp(6)	First lien senior secured loan	S +	1.75%	—%	01/2031	1,000	1,002	1,001
							11,381	11,393	2.2%
Manufacturing
ALLIANCE LAUNDRY SYSTEMS LLC(5)	First lien senior secured loan	S +	2.25%	—%	08/2031	10,097	10,097	10,083
Altar Bidco, Inc.(5)	First lien senior secured loan	S +	3.10%	—%	02/2029	9,836	9,690	9,832
Chariot Buyer LLC (dba Chamberlain Group)(5)	First lien senior secured loan	S +	3.00%	—%	09/2032	13,756	13,755	13,761
Columbus McKinnon Corp.(6)(9)	First lien senior secured loan	S +	2.50%	—%	05/2028	966	968	966
DXP Enterprises, Inc.(5)	First lien senior secured loan	S +	3.75%	—%	10/2030	5,940	5,940	5,966
EMRLD Borrower LP (dba Emerson)(6)	First lien senior secured loan	S +	2.25%	—%	05/2030	11,484	11,484	11,445
Engineered Machinery Holdings, Inc. (dba Duravant)(6)	First lien senior secured loan	S +	3.50%	—%	05/2028	17,358	17,435	17,438
Filtration Group Corporation(5)	First lien senior secured loan	S +	2.75%	—%	10/2028	10,911	10,911	10,952
Gates Global LLC(5)	First lien senior secured loan	S +	1.75%	—%	11/2029	814	811	813
Gloves Buyer, Inc. (dba Protective Industrial Products)(5)	First lien senior secured loan	S +	4.00%	—%	05/2032	14,000	13,933	13,566
Legence Holdings LLC(5)	First lien senior secured loan	S +	3.00%	—%	12/2028	3,870	3,873	3,874
MADISON IAQ LLC(7)	First lien senior secured loan	S +	2.50%	—%	06/2028	809	808	810
MADISON IAQ LLC(7)	First lien senior secured loan	S +	3.25%	—%	04/2032	8,132	8,060	8,166
Pro Mach Group, Inc.(5)	First lien senior secured loan	S +	2.75%	—%	08/2028	16,378	16,324	16,399
SPECTRIS(6)(9)	First lien senior secured loan	S +	2.75%	—%	09/2032	13,265	13,232	13,232
Watlow Electric Manufacturing Company(6)	First lien senior secured loan	S +	3.00%	—%	03/2028	2,977	2,989	2,977
							140,310	140,280	25.8%
Pharmaceuticals
Amneal Pharmaceuticals LLC(5)	First lien senior secured loan	S +	3.50%	—%	08/2032	15,344	15,307	15,318
Fortrea Holdings Inc.(6)(9)	First lien senior secured loan	S +	3.75%	—%	07/2030	1,000	981	920

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Schedule of Investments
As of September 30, 2025
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(10)
Opal US LLC(6)	First lien senior secured loan	S +	3.25%	—%	04/2032	16,776	16,705	16,809
							32,993	33,047	6.1%
Professional services
AlixPartners, LLP(5)	First lien senior secured loan	S +	2.00%	—%	08/2032	8,514	8,497	8,453
Apex Group Treasury LLC(6)	First lien senior secured loan	S +	3.50%	—%	02/2032	20,453	20,439	19,969
API GROUP DE INC(5)	First lien senior secured loan	S +	1.75%	—%	01/2029	2,840	2,840	2,837
Arsenal AIC Parent, LLC (dba Arconic)(5)	First lien senior secured loan	S +	2.75%	—%	08/2030	1,402	1,406	1,400
Camelot U.S. Acquisition 1 Co.(5)	First lien senior secured loan	S +	2.75%	—%	01/2031	2,000	2,007	1,987
Clearwater Analytics, LLC(7)	First lien senior secured loan	S +	2.25%	—%	04/2032	4,119	4,119	4,119
Corporation Service Company(5)	First lien senior secured loan	S +	2.00%	—%	11/2029	5,381	5,381	5,321
Element Materials Technology(6)	First lien senior secured loan	S +	3.68%	—%	06/2029	2,286	2,296	2,298
First Advantage Holdings LLC(5)	First lien senior secured loan	S +	2.75%	—%	10/2031	4,708	4,708	4,582
Red Ventures, LLC(5)	First lien senior secured loan	S +	2.75%	—%	03/2030	496	500	467
Skopima Merger Sub Inc.(5)	First lien senior secured loan	S +	3.75%	—%	05/2028	4,808	4,808	4,060
Vistage International, Inc.(6)(9)	First lien senior secured loan	S +	3.75%	—%	07/2029	9,823	9,822	9,774
							66,823	65,267	12.2%
Telecommunications
Charter Communications Operating LLC(6)	First lien senior secured loan	S +	2.25%	—%	12/2031	7,940	7,922	7,936
Cogeco Communications (USA) II L.P.(5)	First lien senior secured loan	S +	2.50%	—%	09/2028	1,308	1,302	1,294
Eagle Broadband Investments, LLC (dba Mega Broadband Investments)(6)	First lien senior secured loan	S +	3.00%	—%	11/2027	10,716	10,678	10,615
Virgin Media Bristol LLC(6)	First lien senior secured loan	S +	3.18%	—%	03/2031	5,018	4,969	4,943
							24,871	24,788	4.6%
Transportation
AIT Worldwide Logistics Holdings, Inc.(6)	First lien senior secured loan	S +	4.00%	—%	04/2030	7,940	7,940	7,955
Echo Global Logistics, Inc.(5)	First lien senior secured loan	S +	3.75%	—%	11/2028	1,985	1,967	1,924
FRST STU BID/FRST TRANS(6)	First lien senior secured loan	S +	2.50%	—%	08/2030	4,271	4,265	4,271
Genesee & Wyoming Inc.(6)	First lien senior secured loan	S +	1.75%	—%	04/2031	496	493	494
KKR Apple Bidco, LLC(5)	First lien senior secured loan	S +	2.50%	—%	09/2031	8,005	7,986	8,002
NA Rail Hold Co. LLC(6)	First lien senior secured loan	S +	3.00%	—%	03/2032	3,627	3,618	3,636
							26,269	26,282	5.0%

Total Misc.-debt commitments(11)						—	90	105	—%

Total Debt Investments							$2,155,658	$2,149,879	398.2%
Total Investments							$2,155,658	$2,149,879	398.2%

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Schedule of Investments
As of September 30, 2025
(Amounts in thousands)
(1) Unless otherwise indicated, Blue Owl Credit SLF’s investments are pledged as collateral supporting the amounts outstanding under Blue Owl Credit SLF’s Debt Facilities.
(2) The amortized cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.
(3) Unless otherwise indicated, all investments are considered Level 2 investments.
(4) Unless otherwise indicated, loan contains a variable rate structure, which may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to Secured Overnight Financing Rate (“SOFR” or “S”) (which can include one-, three-, six- or twelve-month SOFR), at the borrower’s option, and which reset periodically based on the terms of the loan agreement.
(5) The interest rate on these loans is subject to 1 month SOFR, which as of September 30, 2025 was 4.13%.
(6) The interest rate on these loans is subject to 3 month SOFR, which as of September 30, 2025 was 3.98%.
(7) The interest rate on these loans is subject to 6 month SOFR, which as of September 30, 2025 was 3.85%
(8) The interest rate on this loan is subject to Prime, which as of September 30, 2025 was 7.25%.
(9) Level 3 investment.
(10) Totals presented may differ than actuals due to rounding.
(11) Position or portion thereof is an unfunded loan commitment. See below for more information on the Company’s unfunded commitments.

Unfunded Commitments as of September 30, 2025:

				Unfunded
Portfolio Company	Commitment Type	Commitment Expiration Date	Funded Commitment	Commitment	Fair Value
Chrysaor Bidco s.à r.l. (dba AlterDomus)	First lien senior secured delayed draw term loan	05/2026	$—	$241	—
Citrin Cooperman Advisors LLC	First lien senior secured delayed draw term loan	03/2027	—	291	—
Clydesdale Acquisition Holdings, Inc. (dba Novolex)	First lien senior secured delayed draw term loan	12/2025	7	242	7
Cohnreznick Advisory LLC	First lien senior secured delayed draw term loan	03/2027	—	1,388	—
First Eagle Holdings, Inc.	First lien senior secured delayed draw term loan	06/2027	—	1,561	—
Kaman Corporation	First lien senior secured delayed draw term loan	01/2027	99	933	98
PINNACLE BUYER, LLC	First lien senior secured delayed draw term loan	03/2027	—	3,321	—
Raven Acquisition Holdings, LLC (dba R1 RCM)	First lien senior secured delayed draw term loan	10/2026	—	674	—
Savor Acquisition, Inc. (dba Sauer Brands)	First lien senior secured delayed draw term loan	02/2027	—	496	—
Signia Aerospace LLC	First lien senior secured delayed draw term loan	11/2026	—	600	—
Total Portfolio Company Commitments			$106	$9,747	$105

Blue Owl Credit SLF LLC
Consolidated Schedule of Investments
As of December 31, 2024
(Amounts in thousands)

Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(9)
Debt Investments
Aerospace and defense
Amentum Holdings, Inc.(5)	First lien senior secured loan	SR +	2.25%	09/2031	$6,000	$5,986	$5,975	1.7%
Avolon TLB Borrower 1 (US) LLC(5)	First lien senior secured loan	SR +	1.75%	06/2030	10,928	10,916	10,916	3.1%
Bleriot US Bidco Inc.(6)	First lien senior secured loan	SR +	2.75%	10/2030	23,940	23,940	24,048	6.9%
Dynasty Acquisition Co., Inc. (dba StandardAero Limited)(5)	First lien senior secured loan	SR +	2.25%	10/2031	10,500	10,487	10,540	3.0%
Signia Aerospace LLC(6)(8)	First lien senior secured loan	SR +	3.00%	11/2031	7,385	7,366	7,366	2.1%
Transdigm, Inc.(6)	First lien senior secured loan	SR +	2.50%	01/2032	9,975	9,951	9,991	2.9%
						68,646	68,836	19.7%
Automotive services
Belron Finance US LLC(6)	First lien senior secured loan	SR +	2.75%	10/2031	7,980	7,960	8,045	2.3%
Holley Inc.(5)	First lien senior secured loan	SR +	3.75%	11/2028	3,211	3,148	3,140	0.9%
Mavis Tire Express Services Topco Corp.(5)	First lien senior secured loan	SR +	3.50%	05/2028	2,867	2,878	2,883	0.8%
Wand Newco 3, Inc. (dba Caliber )(5)	First lien senior secured loan	SR +	3.25%	01/2031	4,883	4,895	4,898	1.4%
						18,881	18,966	5.4%
Buildings and real estate
Arcosa Inc(5)	First lien senior secured loan	SR +	2.25%	08/2031	3,000	3,000	3,021	0.9%
Construction Partners, Inc.(5)	First lien senior secured loan	SR +	2.50%	11/2031	2,000	1,995	2,006	0.6%
The Azek Group LLC(5)(8)	First lien senior secured loan	SR +	2.00%	09/2031	1,995	1,990	2,000	0.6%
Wrench Group LLC(6)	First lien senior secured loan	SR +	4.00%	10/2028	31,440	31,144	30,104	8.6%
						38,129	37,131	10.7%
Business services
Boxer Parent Company Inc. (f/k/a BMC)(6)	First lien senior secured loan	SR +	3.75%	07/2031	15,000	14,990	15,111	4.3%
ConnectWise, LLC(6)	First lien senior secured loan	SR +	3.50%	09/2028	16,490	16,521	16,573	4.8%
CoolSys, Inc.(6)(8)	First lien senior secured loan	SR +	4.75%	08/2028	14,961	14,742	14,550	4.2%
Madison Safety & Flow LLC(5)	First lien senior secured loan	SR +	3.25%	09/2031	1,995	1,990	2,008	0.6%
Nvent Electric Public Limited Company(6)	First lien senior secured loan	SR +	3.50%	09/2031	14,000	13,930	14,136	4.1%
Plano HoldCo, Inc.(6)(8)	First lien senior secured loan	SR +	3.50%	10/2031	4,500	4,478	4,534	1.3%
POLARIS PURCHASER, INC. (dba Plusgrade)(6)(8)	First lien senior secured loan	SR +	4.00%	03/2031	10,154	10,174	10,204	2.9%
XPLOR T1, LLC(6)(8)	First lien senior secured loan	SR +	3.50%	06/2031	9,975	9,975	10,050	2.9%
						86,800	87,166	25.1%
Chemicals
Advancion Holdings, LLC (fka Aruba Investments Holdings, LLC)(5)	First lien senior secured loan	SR +	4.00%	11/2027	17,512	17,523	17,512	5.0%
Derby Buyer LLC (dba Delrin)(5)	First lien senior secured loan	SR +	3.00%	11/2030	9,925	9,925	9,950	2.9%
						27,448	27,462	7.9%
Containers and packaging
Ring Container Technologies Group, LLC(5)	First lien senior secured loan	SR +	2.75%	08/2028	12,313	12,345	12,332	3.5%
SupplyOne, Inc.(5)	First lien senior secured loan	SR +	3.75%	04/2031	997	997	1,004	0.3%
Tricorbraun Holdings, Inc.(5)	First lien senior secured loan	SR +	3.25%	03/2028	15,959	15,919	15,933	4.6%
						29,261	29,269	8.4%
Distribution
BCPE Empire Holdings, Inc. (dba Imperial-Dade)(5)	First lien senior secured loan	SR +	3.50%	12/2028	18,000	18,000	18,076	5.2%
Dealer Tire Financial, LLC(5)	First lien senior secured loan	SR +	3.50%	07/2031	23,940	23,940	23,940	6.9%
Foundation Building Materials, Inc.(6)	First lien senior secured loan	SR +	4.00%	01/2031	9,950	9,842	9,780	2.8%
Paint Intermediate III, LLC(6)	First lien senior secured loan	SR +	3.00%	09/2031	12,000	11,942	12,046	3.5%
White Cap Supply Holdings, LLC(5)	First lien senior secured loan	SR +	3.25%	10/2029	7,000	6,971	7,006	2.0%
						70,695	70,848	20.4%
Education
Ellucian Holdings Inc. (f/k/a Sophia, L.P.)(5)	First lien senior secured loan	SR +	3.00%	10/2029	12,947	12,947	13,022	3.7%
Spring Education Group, Inc. (fka SSH Group Holdings, Inc.)(6)	First lien senior secured loan	SR +	4.00%	10/2030	19,800	19,954	19,899	5.7%
						32,901	32,921	9.4%
Energy equipment and services
Brookfield WEC Holdings Inc.(5)	First lien senior secured loan	SR +	2.25%	01/2031	4,086	4,086	4,085	1.2%
Calpine Construction Finance Company, L.P.(5)	First lien senior secured loan	SR +	2.00%	07/2030	3,000	2,985	2,991	0.9%

Blue Owl Credit SLF LLC
Consolidated Schedule of Investments
As of December 31, 2024
(Amounts in thousands)

Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(9)
Calpine Corporation(6)	First lien senior secured loan	SR +	1.75%	02/2032	4,000	3,985	3,983	1.1%
Fleet U.S. Bidco Inc.(7)(8)	First lien senior secured loan	SR +	2.75%	02/2031	7,481	7,481	7,519	2.2%
						18,537	18,578	5.4%
Financial services
AllSpring Buyer(6)	First lien senior secured loan	SR +	3.00%	11/2030	1,048	1,046	1,049	0.3%
BCPE Pequod Buyer, Inc.(5)	First lien senior secured loan	SR +	3.50%	11/2031	8,000	7,960	8,058	2.3%
Citadel Securities, LP(5)	First lien senior secured loan	SR +	2.00%	10/2031	7,271	7,271	7,288	2.1%
Focus Financial Partners, LLC(5)	First lien senior secured loan	SR +	3.25%	09/2031	7,224	7,206	7,285	2.1%
Grant Thornton Advisors LLC(6)	First lien senior secured loan	SR +	2.75%	06/2031	1,783	1,783	1,781	0.5%
Guggenheim Partners Investment Management Holdings, LLC(6)	First lien senior secured loan	SR +	2.50%	11/2031	6,000	5,985	6,015	1.7%
Jane Street Group, LLC(5)	First lien senior secured loan	SR +	2.00%	12/2031	3,990	3,980	3,972	1.1%
MARINER WEALTH ADVISORS, LLC(6)	First lien senior secured loan	SR +	2.75%	08/2028	1,995	1,995	1,995	0.6%
Orion Advisor Solutions Inc(6)	First lien senior secured loan	SR +	3.75%	09/2030	6,435	6,389	6,489	1.9%
PUSHPAY USA INC(6)(8)	First lien senior secured loan	SR +	4.50%	08/2031	4,286	4,244	4,307	1.2%
Saphilux S.a.r.L. (dba IQ-EQ)(7)	First lien senior secured loan	SR +	3.50%	07/2028	15,920	15,972	16,020	4.6%
						63,831	64,259	18.4%
Food and beverage
Aspire Bakeries Holdings, LLC(5)(8)	First lien senior secured loan	SR +	4.25%	12/2030	3,990	3,970	4,020	1.2%
Balrog Acquisition, Inc. (dba Bakemark)(6)	First lien senior secured loan	SR +	4.00%	09/2028	24,250	24,321	24,286	7.0%
Fiesta Purchaser, Inc. (dba Shearer's Foods)(5)	First lien senior secured loan	SR +	3.25%	02/2031	11,940	11,940	11,938	3.4%
Froneri International Ltd(5)	First lien senior secured loan	SR +	2.00%	09/2031	4,000	3,990	4,001	1.1%
						44,221	44,245	12.7%
Healthcare equipment and services
Confluent Medical Technologies, Inc.(6)	First lien senior secured loan	SR +	3.25%	02/2029	9,812	9,877	9,850	2.8%
Medline Borrower, LP(5)	First lien senior secured loan	SR +	2.25%	10/2028	22,149	22,149	22,209	6.4%
Packaging Coordinators Midco, Inc.(6)	First lien senior secured loan	SR +	3.25%	11/2027	4,862	4,879	4,879	1.4%
Resonetics, LLC(6)	First lien senior secured loan	SR +	3.25%	06/2031	19,950	19,950	20,056	5.7%
						56,855	56,994	16.3%
Healthcare providers and services
CHG Healthcare Services, Inc(6)	First lien senior secured loan	SR +	3.50%	09/2028	2,248	2,248	2,264	0.6%
CHG PPC Parent LLC(5)	First lien senior secured loan	SR +	3.00%	12/2028	2,984	2,963	2,998	0.9%
Confluent Health, LLC(5)(8)	First lien senior secured loan	SR +	4.00%	11/2028	24,329	23,917	23,660	6.8%
Covetrus, Inc.(6)	First lien senior secured loan	SR +	5.00%	10/2029	14,738	14,050	14,139	4.1%
Electron Bidco Inc (dba ExamWorks)(6)	First lien senior secured loan	SR +	2.75%	11/2028	2,000	2,000	2,006	0.6%
HAH Group Holding Company LLC(5)	First lien senior secured loan	SR +	5.00%	09/2031	6,000	5,912	5,993	1.7%
Phoenix Newco, Inc. (dba Parexel)(5)	First lien senior secured loan	SR +	3.00%	11/2028	23,937	23,961	24,076	6.9%
Select Medical Corp.(5)	First lien senior secured loan	SR +	2.00%	12/2031	4,000	3,995	4,008	1.1%
Soliant Lower Intermediate, LLC (dba Soliant)(5)	First lien senior secured loan	SR +	3.75%	07/2031	10,000	10,079	9,900	2.8%
						89,125	89,044	25.5%
Healthcare technology
Athenahealth Group Inc.(5)	First lien senior secured loan	SR +	3.25%	02/2029	12,397	12,378	12,410	3.6%
Bracket Intermediate Holding Corp.(6)	First lien senior secured loan	SR +	4.25%	05/2028	19,701	19,701	19,848	5.7%
Cotiviti, Inc.(5)	First lien senior secured loan	SR +	3.00%	05/2031	9,925	9,925	9,969	2.9%
Ensemble RCM, LLC(6)	First lien senior secured loan	SR +	3.00%	08/2029	4,975	4,996	5,007	1.4%
Imprivata, Inc.(6)	First lien senior secured loan	SR +	3.50%	12/2027	19,502	19,612	19,600	5.6%
PointClickCare Technologies, Inc.(6)	First lien senior secured loan	SR +	3.25%	11/2031	4,000	3,990	4,020	1.2%
Project Ruby Ultimate Parent Corp. (dba Wellsky)(5)	First lien senior secured loan	SR +	3.00%	03/2028	19,975	19,937	20,045	5.7%
Raven Acquisition Holdings, LLC(5)	First lien senior secured loan	SR +	3.25%	11/2031	11,200	11,145	11,218	3.2%
Southern Veterinary Partners, LLC(6)	First lien senior secured loan	SR +	3.25%	12/2031	20,000	19,904	20,120	5.8%
Zelis Cost Management Buyer, Inc.(5)	First lien senior secured loan	SR +	3.25%	11/2031	16,000	15,922	16,040	4.6%
						137,510	138,277	39.7%

Blue Owl Credit SLF LLC
Consolidated Schedule of Investments
As of December 31, 2024
(Amounts in thousands)

Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(9)
Human resource support services
iSolved, Inc.(5)	First lien senior secured loan	SR +	3.25%	10/2030	5,970	5,970	6,037	1.7%
						5,970	6,037	1.7%
Infrastructure and environmental services
Geosyntec Consultants, Inc.(5)	First lien senior secured loan	SR +	3.75%	07/2031	6,000	5,971	6,038	1.7%
						5,971	6,038	1.7%
Insurance
Acrisure, LLC(5)	First lien senior secured loan	SR +	3.00%	11/2030	9,531	9,531	9,529	2.7%
Ardonagh Midco 3 PLC(6)(8)	First lien senior secured loan	SR +	3.75%	02/2031	15,000	15,072	15,075	4.3%
AssuredPartners, Inc.(5)	First lien senior secured loan	SR +	3.50%	02/2031	12,917	12,946	12,934	3.7%
Asurion, LLC(5)	First lien senior secured loan	SR +	4.25%	08/2028	7,791	7,761	7,791	2.2%
Broadstreet Partners, Inc.(5)	First lien senior secured loan	SR +	3.00%	06/2031	6,328	6,328	6,344	1.8%
Hyperion Refinance S.à r.l (dba Howden Group)(5)	First lien senior secured loan	SR +	3.50%	04/2030	19,650	19,741	19,768	5.7%
Hyperion Refinance S.à r.l (dba Howden Group)(5)	First lien senior secured loan	SR +	3.00%	02/2031	4,963	4,963	4,991	1.4%
Mitchell International, Inc.(5)	First lien senior secured loan	SR +	3.25%	06/2031	9,975	9,923	9,967	2.9%
Summit Acquisition Inc. (dba K2 Insurance Services)(6)(8)	First lien senior secured loan	SR +	3.75%	10/2031	2,000	1,990	1,990	0.6%
USI, Inc.(6)	First lien senior secured loan	SR +	2.25%	09/2030	1,335	1,335	1,332	0.4%
						89,590	89,721	25.7%
Internet software and services
Cloud Software Group, Inc.(6)	First lien senior secured loan	SR +	3.75%	03/2031	5,000	5,000	5,011	1.4%
Clover Holdings 2, LLC(6)(8)	First lien senior secured loan	SR +	4.00%	12/2031	17,143	16,973	16,971	4.9%
Javelin Buyer, Inc.(6)	First lien senior secured loan	SR +	3.25%	10/2031	3,000	2,993	3,021	0.9%
McAfee Corp.(5)	First lien senior secured loan	SR +	3.00%	03/2029	3,288	3,288	3,287	0.9%
Project Alpha Intermediate Holding, Inc. (dba Qlik)(6)	First lien senior secured loan	SR +	3.25%	10/2030	7,125	7,107	7,166	2.1%
Proofpoint, Inc.(5)	First lien senior secured loan	SR +	3.00%	08/2028	9,900	9,934	9,940	2.8%
Sedgwick Claims Management Services, Inc.(6)	First lien senior secured loan	SR +	3.00%	07/2031	14,963	14,991	15,037	4.3%
Sophos Holdings, LLC(6)	First lien senior secured loan	SR +	3.50%	03/2027	10,000	9,988	10,055	2.9%
Storable, Inc.(5)	First lien senior secured loan	SR +	3.50%	04/2028	14,885	14,919	14,973	4.3%
The Dun & Bradstreet Corporation(5)	First lien senior secured loan	SR +	2.25%	01/2029	7,980	7,980	7,981	2.3%
UST Holdings, Ltd.(5)	First lien senior secured loan	SR +	3.00%	11/2028	3,990	3,990	4,000	1.1%
Vertiv Group Corp.(6)	First lien senior secured loan	SR +	4.50%	11/2030	7,980	7,940	7,998	2.3%
VS Buyer LLC (dba Veeam Software)(5)	First lien senior secured loan	SR +	2.75%	04/2031	5,975	5,975	6,013	1.7%
						111,078	111,453	31.9%
Leisure and entertainment
Pretzel Parent, Inc.(5)	First lien senior secured loan	SR +	4.50%	08/2031	3,000	2,956	3,019	0.9%
						2,956	3,019	0.9%
Manufacturing
ALLIANCE LAUNDRY SYSTEMS LLC(5)	First lien senior secured loan	SR +	3.50%	08/2031	7,500	7,464	7,541	2.2%
Chariot Buyer LLC(5)	First lien senior secured loan	SR +	3.25%	11/2028	2,487	2,481	2,499	0.7%
Crown Equipment Corporation(5)	First lien senior secured loan	SR +	2.50%	10/2031	2,591	2,578	2,604	0.7%
DXP Enterprises, Inc.(6)	First lien senior secured loan	SR +	3.75%	10/2030	5,985	5,985	6,047	1.7%
Engineered Machinery Holdings, Inc. (dba Duravant)(6)	First lien senior secured loan	SR +	3.75%	05/2028	23,938	24,064	24,072	6.9%
Gloves Buyer, Inc. (dba Protective Industrial Products)(5)(8)	First lien senior secured loan	SR +	4.00%	12/2027	14,575	14,559	14,575	4.2%
Pro Mach Group, Inc.(5)	First lien senior secured loan	SR +	3.50%	08/2028	15,960	16,044	16,077	4.6%
						73,175	73,415	21.0%
Professional services
Apex Group Treasury LLC(7)	First lien senior secured loan	SR +	3.75%	07/2028	23,938	24,026	24,139	6.9%
First Advantage Holdings, LLC(5)	First lien senior secured loan	SR +	3.25%	10/2031	4,000	3,980	4,039	1.2%
Skopima Merger Sub Inc.(6)	First lien senior secured loan	SR +	3.75%	05/2028	11,062	11,062	11,090	3.2%
Sovos Compliance, LLC(5)	First lien senior secured loan	SR +	4.50%	08/2028	23,471	23,547	23,612	6.8%
Vistage International, Inc.(6)	First lien senior secured loan	SR +	4.75%	07/2029	9,899	9,921	9,893	2.8%
						72,536	72,773	20.9%

Blue Owl Credit SLF LLC
Consolidated Schedule of Investments
As of December 31, 2024
(Amounts in thousands)

Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(9)
Telecommunications
Charter Communications Operating LLC(6)	First lien senior secured loan	SR +	2.25%	12/2031	8,000	7,980	7,977	2.3%
Eagle Broadband Investments, LLC (dba Mega Broadband Investments)(6)	First lien senior secured loan	SR +	2.75%	11/2027	1,995	1,990	1,996	0.6%
						9,970	9,973	2.9%
Transportation
AIT Worldwide Logistics Holdings, Inc.(6)	First lien senior secured loan	SR +	4.75%	04/2030	8,000	7,976	8,048	2.3%
						7,976	8,048	2.3%

Total Misc.-debt commitments(10)					—	(6)	—	—%

Total Debt Investments						$1,162,056	$1,164,473	333.8%
Total Investments						$1,162,056	$1,164,473	333.8%

(1) Unless otherwise indicated, Blue Owl Credit SLF’s investments are pledged as collateral supporting the amounts outstanding under Blue Owl Credit SLF’s Debt Facilities.
(2) The amortized cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.
(3) Unless otherwise indicated, all investments are considered Level 2 investments.
(4) Unless otherwise indicated, loan contains a variable rate structure, which may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to Secured Overnight Financing Rate (“SOFR” or “S”) (which can include one-, three-, six- or twelve-month SOFR), at the borrower’s option, and which reset periodically based on the terms of the loan agreement.
(5) The interest rate on these loans is subject to 1 month SOFR, which as of December 31, 2024 was 4.33%.
(6) The interest rate on these loans is subject to 3 month SOFR, which as of December 31, 2024 was 4.31%.
(7) The interest rate on these loans is subject to 6 month SOFR, which as of December 31, 2024 was 4.25%.
(8 Level 3 investment.
(9) Totals presented may differ than actuals due to rounding.
(10) Position or portion thereof is an unfunded loan commitment. See below for more information on the Company’s unfunded commitments.

Unfunded Commitments as of December 31, 2024:

				Unfunded
Portfolio Company	Commitment Type	Commitment Expiration Date	Funded Commitment	Commitment	Fair Value
Focus Financial Partners, LLC	First lien senior secured delayed draw term loan	09/2026	$—	$776	—
Grant Thornton Advisors LLC	First lien senior secured delayed draw term loan	07/2026	—	217	—
Raven Acquisition Holdings, LLC	First lien senior secured delayed draw term loan	10/2026	—	800	—
Signia Aerospace, LLC	First lien senior secured delayed draw term loan	11/2026	—	615	—
Total Portfolio Company Commitments			—	$2,408	—

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Notes to the consolidated financial information

Organization and Principal Business
Blue Owl Credit SLF LLC (“Credit SLF” or the “Company”), a Delaware limited liability company, is a joint venture among Blue Owl Capital Corporation, Blue Owl Capital Corporation II, Blue Owl Credit Income Corp., Blue Owl Technology Finance Corp., Blue Owl Technology Income Corp. and State Teachers Retirement System of Ohio (collectively, the “Class A Members”). Credit SLF has no Class B Members as of September 30, 2025. The Company’s principal purpose is to make investments primarily in senior secured loans to middle market companies, broadly syndicated loans and in senior and subordinated notes issued by collateralized loan obligations. The Company is managed by a board of directors comprised of an equal number of directors appointed by each Member and which acts unanimously. Except under certain circumstances, contributions to the Company cannot be redeemed. Investment decisions must be approved by the Company’s board of directors. The Credit SLF Members coinvest through Credit SLF, or its wholly owned subsidiaries. The Company’s date of inception was May 6, 2024, and the Company made its first portfolio company investment on July 23, 2024.
Prior to January 13, 2025, Blue Owl Capital Corporation III (“OBDE”) was a Class A Member. On January 13, 2025, OBDE merged with and into Blue Owl Capital Corporation (“OBDC”) with OBDC surviving (the “OBDE Merger”). At the effective time of the OBDE Merger, OBDE’s commitments to and interests in the Company became OBDC’s. Prior to March 24, 2025, Blue Owl Technology Finance Corp. II (“OTF II”) was a Class A Member. On March 24, 2025, OTF II merged with and into Blue Owl Technology Finance Corp. (“OTF”) with OTF surviving (the “OTF II Merger”). At the effective time of the OTF II Merger, OTF II’s commitments to and interest in the Company became OTF’s.

Investment Portfolio Detail
The table below presents the composition of investments at fair value and amortized cost as of September 30, 2025 and December 31, 2024, respectively:

	September 30, 2025		December 31, 2024
($ in thousands)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
First-lien senior secured debt investments	$2,155,658	$2,149,879	$1,162,056	$1,164,473
Total Investments	$2,155,658	$2,149,879	$1,162,056	$1,164,473

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
The table below presents the industry composition of investments based on fair value as of September 30, 2025 and December 31, 2024, respectively:

	September 30, 2025	December 31, 2024
Advertising and media	1.1%	—%
Aerospace and defense	5.4	5.9
Automotive services	0.9	1.6
Buildings and real estate	2.1	3.2
Business services	7.7	7.5
Chemicals	2.5	2.4
Consumer products	1.5	—
Containers and packaging	5.5	2.5
Distribution	3.7	6.1
Education	1.6	2.8
Energy equipment and services	1.7	1.6
Financial services	8.0	5.5
Food and beverage	4.6	3.8
Healthcare equipment and services	3.7	4.9
Healthcare providers and services	5.4	7.6
Healthcare technology	7.7	11.9
Household products	0.2	—
Human resource support services	1.7	0.5
Infrastructure and environmental services	1.3	0.5
Insurance	8.3	7.7
Internet software and services	11.5	9.6
Investment funds and vehicles	—	—
Leisure and entertainment	0.5	0.3
Manufacturing	6.5	6.3
Pharmaceuticals	1.5	—
Professional services	3.0	6.2
Telecommunications	1.2	0.9
Transportation	1.2	0.7
Total	100.0%	100.0%

The table below presents the geographic composition of investments based on fair value as of September 30, 2025 and December 31, 2024, respectively:

	September 30, 2025	December 31, 2024
United States:
Midwest	24.8%	22.4%
Northeast	19.0	21.5
South	28.3	29.3
West	14.4	17.1
International	13.5	9.7
Total	100.0%	100.0%

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)

Investments
The table below presents the fair value hierarchy of investments as of September 30, 2025 and December 31, 2024 respectively:

	Fair Value Hierarchy as of September 30, 2025
($ in thousands)	Level 1	Level 2	Level 3	Total
First-lien senior secured debt investments	$—	$2,025,155	$124,724	$2,149,879
Total Investments	$—	$2,025,155	$124,724	$2,149,879

	Fair Value Hierarchy as of December 31, 2024
($ in thousands)	Level 1	Level 2	Level 3	Total
First-lien senior secured debt investments	$—	$1,027,652	$136,821	$1,164,473
Total Investments	$—	$1,027,652	$136,821	$1,164,473
Debt Activity

Bank of America Facility
On June 12, 2024, the Company’s subsidiary, WISE CLO 2025-1 LTD. (fka BOC SLF WH I BA LTD.), an exempted company incorporated with limited liability under the laws of the Cayman Islands, entered into a $300.0 million revolving credit facility (the “Bank of America Facility”) with, among others, Bank of America, N.A., as lender and administrative agent. The Company acts as the collateral manager and the first loss provider with respect to the Bank of America Facility. Proceeds from the Bank of America Facility have been and will be used to finance the origination and acquisition of eligible assets by the borrowers thereunder. The maturity date of the Bank of America Facility is June 12, 2027. On March 6, 2025, a portion of the proceeds from the Wise CLO 2025-1 Transaction (as defined below) were used to repay certain amounts outstanding under the Bank of America Facility and WISE CLO 2025-1 LTD. was released from the Bank of America Facility.
On January 22, 2025, the Company’s subsidiary, BOC SLF BA-2 LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands, joined as co-borrower to the Bank of America Facility. The Company holds preference shares in BOC SLF BA-2 LTD. On January 22, 2025, in connection with the Wise CLO 2025-1 Transaction, certain of the assets held by WISE CLO 2025-1 LTD. were transferred via a master participation agreement to BOC SLF BA-2 Ltd. As of September 30, 2025, there was $111.2 million outstanding under the Bank of America Facility.
Borrowings under the Bank of America Facility bear interest at a per annum rate equal to (a) with respect to any Term SOFR Loan, SOFR + 1.45% and (b) with respect to any Base Rate Loan, Base Rate + 1.45%. Credit SLF predominantly borrows utilizing Term SOFR loans. Credit SLF also pays unused commitment fees of (i) prior to the six-month anniversary of such date, 0.35% and (ii) thereafter, (x) with respect to the First Unused Amount, 1.10% and (y) with respect to the Second Unused Amount, 0.35%. There was $0.5 million of unused commitment fee as of September 30, 2025.
RBC Facility
On June 5, 2024, the Company’s subsidiary, WISE CLO 2025-3 LTD. (fka BOC SLF WH II RB LTD.), an exempted company incorporated with limited liability under the laws of the Cayman Islands, as borrower, joined a $300.0 million revolving credit facility originally entered into on October 14, 2022 (the “RBC Facility”) with, among others, Royal Bank of Canada, as lender and administrative agent, and U.S. Bank Trust Company, National Association, as collateral custodian. The Company acts as the collateral manager and the first loss provider with respect to the RBC Facility. Proceeds from the RBC Facility have been and will be used to finance the origination and acquisition of eligible assets by the borrowers thereunder. The maturity date of the RBC Facility is October 14, 2032. On July 24, 2025, a portion of the proceeds from the Wise CLO 2025-3 CLO Transaction (as defined below) were used to repay certain amounts outstanding under the RBC Facility and WISE CLO 2025-3 LTD. was released from the RBC Facility.

On June 16, 2025, the Company’s subsidiary, BOC SLF RB-2 LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands, joined as replacement borrower to the RBC Facility. The Company holds preference shares in BOC SLF RB-2 LTD. On June 16, 2025, in connection with the Wise CLO 2025-3 Transaction, certain of the assets held by WISE CLO 2025-3 LTD. were transferred via a master participation agreement to BOC SLF RB-2 LTD. As of September 30, 2025, there was $45.0 million outstanding under the RBC Facility.
Borrowings under the RBC Facility bear interest at a per annum rate equal to SOFR +1.55%.

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Citibank Facility
On June 28, 2024, the Company’s subsidiary, WISE CLO 2025-4 LTD. (fka BOC SLF WH III C LTD.), an exempted company incorporated with limited liability under the laws of the Cayman Islands, entered into a revolving credit facility (the “Citibank Facility”) with, among others, Citibank, N.A., as lender and administrative agent. The commitment of the Citibank Facility is up to $300.0 million, and was $215.0 million as of December 31, 2024 and $50.0 million as of September 30, 2025 respectively. The Company acts as the collateral manager and the first loss provider with respect to the Citibank Facility. Proceeds from the Citibank Facility have been and will be used to finance the origination and acquisition of eligible assets by the borrowers thereunder. The maturity date of the Citibank Facility is June 28, 2027. On September 4, 2025, a portion of the proceeds from the Wise CLO 2025-4 Transaction (as defined below) were used to repay certain amounts outstanding under the Citibank Facility and WISE CLO 2025-4 LTD. was released from the Citibank Facility.
On July 23, 2025, the Company’s subsidiary, BOC SLF C-2 LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands, joined as co-borrower to the Citibank Facility. The Company holds preference shares in BOC SLF C-2 LTD. On September 4, 2025, in connection with the Wise CLO 2025-4 Transaction, certain of the assets held by BOC SLF WH III C LTD. were transferred via a master participation agreement to BOC SLF C-2 Ltd. As of September 30, 2025, there was $43.9 million outstanding under the Citibank Facility.
Borrowings under the Citibank Facility bear interest at a per annum rate equal to (i) during the Reinvestment Period (as defined in Citibank Facility), SOFR + 1.40% and (ii) after the end of the Reinvestment Period, 1.90%.
Wells Fargo Facility
On August 1, 2024, the Company’s subsidiary, WISE CLO 2025-2 LTD. (fka BOC SLF WH 4 LTD.), an exempted company incorporated with limited liability under the laws of the Cayman Islands, joined a $300.0 million revolving credit facility originally entered into on June 30, 2023 (the “Wells Fargo Facility”) with, among others, and Wells Fargo Bank, National Association, as a lender and administrative agent. The Company acts as the collateral manager and the first loss provider with respect to the Wells Fargo Facility. Proceeds from the Wells Fargo Facility have been and will be used to finance the origination and acquisition of eligible assets by the borrowers thereunder. The maturity date of the Wells Fargo Facility is August 1, 2027. On March 31, 2025, a portion of the proceeds from the Wise CLO 2025-2 Transaction (as defined below) were used to repay certain amounts outstanding under the Wells Fargo Facility and WISE CLO 2025-2 LTD. was released from the Wells Fargo Facility.
On March 12, 2025, the Company’s subsidiary, BOC SLF WF-2 LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands, joined as co-borrower to the Wells Fargo Facility. The Company holds preference shares in BOC SLF WF-2 LTD.. On March 19, 2025, in connection with the Wise CLO 2025-2 Transaction, certain of the assets held by BOC SLF WH 4 LTD. were transferred via a master participation agreement to BOC SLF WF-2 LTD. As of September 30, 2025, there was $101.0 million outstanding under the Wells Fargo Facility.
Borrowings under the Wells Fargo Facility bear interest at a per annum rate equal to Daily Simple SOFR + 1.50%. The Wells Fargo Facility also has an unused commitment fee which accrues at 0.375% of unused facility amount after the six-month anniversary of the most recent securitization.
Wise CLO 2025-1
On June 12, 2024, the Company’s subsidiary, WISE CLO 2025-1 LTD. (fka, BOC SLF WH I BA LTD.) was incorporated as a company under the laws of the Cayman Islands. On March 6, 2025, Wise CLO 2025-1 LTD., as issuer, and Wise CLO 2025-1, LLC, as co-issuer, closed a CLO transaction (the “Wise CLO 2025-1 Transaction”) using the financial assets previously acquired by Wise CLO 2025-1 LTD as the collateral underpinning the transaction and issued $240.0 million of Class A Notes, $42.0 million of Class B-1 Notes, $10.0 million of Class B-2 Notes, $28.0 million of Class C Notes, and $92.0 million of Subordinated Notes pursuant to an Indenture dated March 6, 2025 among Wise CLO 2025-1 LTD., as issuer, Wise CLO 2025-1, LLC, as co-issuer, and U.S. Bank Trust Company, National Association, as trustee. The notes issued as part of the Wise CLO 2025-1 Transaction have a stated maturity of January 20, 2038.
Wise CLO 2025-2
On August 1, 2024, the Company’s subsidiary, WISE CLO 2025-2 LTD (fka “BOC SLF WH 4 WF LTD.”) was incorporated as a company under the laws of the Cayman Islands. On March 31, 2025, Wise CLO 2025-2 LTD., as issuer, and Wise CLO 2025-2, LLC, as co-issuer, closed a CLO transaction (the “Wise CLO 2025-2 Transaction”) using the financial assets previously acquired by Wise CLO 2025-2 LTD as the collateral underpinning the transaction and issued $236.0 million of Class A Notes, $56.0 million of Class B Notes, $28.0 million of Class C Notes, and $92.0 million of Subordinated Notes pursuant to an Indenture dated March 31, 2025 among Wise CLO 2025-2 LTD., as issuer, Wise CLO 2025-2, LLC, as co-issuer, and US Bank Trust Company, National Association, as trustee. The notes issued as part of the Wise CLO 2025-2 Transaction have a stated maturity of April 20, 2038.

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Wise CLO 2025-3
On June 5, 2024, the Company’s subsidiary, WISE CLO 2025-3 LTD (fka “BOC SLF WH II RB LTD.”) was incorporated as a company under the laws of the Cayman Islands. On July 24, 2025, Wise CLO 2025-3 LTD., as issuer, and Wise CLO 2025-3, LLC, as co-issuer, closed a CLO transaction (the “Wise CLO 2025-3 Transaction”) using the financial assets previously acquired by Wise CLO 2025-3 LTD as the collateral underpinning the transaction and issued $115.0 million of Class A Notes, $125.0 million of Class A Loans, $37.0 million of Class B-1 Notes, $15.0 million in Class B-2 Notes, $26.0 million of Class C Notes, and $90.5 million of Subordinated Notes pursuant to an Indenture dated July 24, 2025 among Wise CLO 2025-3 LTD., as issuer, Wise CLO 2025-3, LLC, as co-issuer, and US Bank Trust Company, National Association, as collateral trustee. The notes issued as part of the Wise CLO 2025-3 Transaction have a stated maturity of July 20, 2038.
Wise CLO 2025-4
On June 28, 2024, the Company’s subsidiary, WISE CLO 2025-4 LTD (fka “BOC SLF WH III C LTD.”) was incorporated as a company under the laws of the Cayman Islands. On September 4, 2025, Wise CLO 2025-4 LTD., as issuer, and Wise CLO 2025-4, LLC, as co-issuer, closed a CLO transaction (the “Wise CLO 2025-4 Transaction”) using the financial assets previously acquired by Wise CLO 2025-4 LTD as the collateral underpinning the transaction and issued $240.0 million of Class A Notes, $37.0 million of Class B-1 Notes, $15.0 million in Class B-2 Notes, $26.0 million of Class C Notes, and $91.8 million of Subordinated Notes pursuant to an Indenture dated September 4, 2025 among Wise CLO 2025-4 LTD., as issuer, Wise CLO 2025-4, LLC, as co-issuer, and US Bank Trust Company, National Association, as trustee. The notes issued as part of the Wise CLO 2025-4 Transaction have a stated maturity of September 20, 2038.
Financial Instruments Not Carried at Fair Value
The fair value of the Company’s debt, which is categorized as Level 3 within the fair value hierarchy as of September 30, 2025, approximates the carrying value. The carrying amounts of the Company’s assets and liabilities, other than investments at fair value, approximate fair value due to their short maturities.

The table below presents the net carrying value of the Company’s debt obligations as of September 30, 2025 and December 31, 2024 respectively:

	September 30, 2025
($ in thousands)	Aggregate Principal Committed	Outstanding Principal	Amount Available(1)	Unamortized Debt Issuance Costs	Net Carrying Value
WISE CLO 2025-1 LTD.	$320,000	$320,000	$—	$2,045	$317,955
WISE CLO 2025-2 LTD.	319,160	319,160	—	1,802	317,358
WISE CLO 2025-3 LTD.(3)	318,000	318,000	—	1,875	316,125
WISE CLO 2025-4 LTD.(4)	317,935	317,935	—	1,885	316,050
Bank of America Facility	300,000	111,182	82,091	311	110,871
RBC Facility	300,000	45,026	50,759	336	44,690
Citibank Facility (2)	50,000	43,940	6,060	241	43,699
Wells Fargo Facility	300,000	100,982	82,803	290	100,692
Total Debt	$2,225,095	$1,576,225	$221,713	$8,785	$1,567,440

(1) The amount available reflects any collateral related limitations at the Company level related to each credit facility’s borrowing base.
(2) The commitment of the Citibank Facility is up to $300.0 million, and is $50.0 million as of September 30, 2025.
(3) WISE CLO 2025-3 LTD. closed on July 24, 2025.
(4) WISE CLO 2025-4 LTD. closed on September 4, 2025.

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)

	December 31, 2024
($ in thousands)	Aggregate Principal Committed	Outstanding Principal	Amount Available(1)	Unamortized Debt Issuance Costs	Net Carrying Value
Bank of America Facility	$300,000	$194,919	$28,016	$448	$194,471
RBC Facility	300,000	194,870	28,065	371	194,499
Citibank Facility(2)	215,000	194,401	20,599	344	194,057
Wells Fargo Facility	300,000	167,992	31,513	409	167,583
Total Debt	$1,115,000	$752,182	$108,193	$1,572	$750,610

(1) The amount available reflects any collateral related limitations at the Company level related to each credit facility’s borrowing base.
(2) The commitment of the Citibank Facility is up to $300.0 million, and was $215.0 million as of December 31, 2024.

The table below presents the components of interest expense for the following period:

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
($ in thousands)	2025	2024	2025	2024 (2)
Interest expense	$21,462	$339	$52,078	$394
Amortization of debt issuance costs	260	119	611	134
Total Interest Expense	$21,722	$458	$52,689	$528

Average interest rate(1)	5.8%	8.3%	5.8%	7.6%
Average daily outstanding borrowings	$1,449,778	$16,110	$1,182,821	$16,110

(1) Averages are calculated based on annualized amounts.
(2) The Company’s date of inception was May 6, 2024.